SCHEDULE OF PREPAYMENTS (Details) - USD ($)		Mar. 31, 2025	Sep. 30, 2024
Schedule Of Prepayments
Development of Enterprise Planning System	[1]	$ 1,854,780	$ 1,857,310
Prepaid marketing expenses	[2]	1,922,434	2,670,240
Total		3,777,214	4,527,550
Less: Amount classified as non-current assets		(434,690)	(1,179,873)
Amount classified as current assets		$ 3,342,524	$ 3,347,677

[1]	Pursuant to the software development agreement, development of Enterprise Resources Planning System is expected to be completed in coming year.
[2]	Prepaid marketing expenses were made to vendors for 2-year marketing services including investor relations, media coverage, advertising and monitoring of social media, production of marketing materials and translation services.